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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): DECEMBER 7, 2004

                           MEISENHEIMER CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                0-21547               06-1101766
(State or Other Jurisdiction   (Commission           (I.R.S. Employer
         of Incorporation)      File Number)          Identification Number)


         46 QUIRK ROAD
         MILFORD, CONNECTICUT                                      06460
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (203) 874-7946
              (Registrant's telephone number, including area code)

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         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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ITEM 4.01.  CHANGES IN REGISTANT'S CERTIFYING ACCOUNTANT

         (a) On December 7, 2004, Meisenheimer Capital, Inc. (the "Company") dismissed Holtz Rubenstein Reminick LLP ("Holtz") as independent auditors for the Company. The decision to dismiss Holtz and to seek new accountants was approved by the Company's Board of Directors.

         The Company is in the process of preparing financial statements and reports for filing with the Securities and Exchange Commission so that it will be current in its filings. Since the Company has not filed any reports during the past two years, disclosure under Item 304(a)(1)(ii) regarding whether the principal accountant's report for the past two years contained any adverse opinion or disclaimer opinion is not applicable. However, the audit reports of Holtz on the Company's most-recently filed financial statements for the years ended February 28, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with respect to the Company's financial statements for the years ended February 28, 1998 and 1999 included a reference to substantial doubt that exists regarding the Company's ability to continue as a going concern.

         With respect to the financial statements for the years ended February 28, 1998 and 1999 and the interim period ended December 7, 2004, there were no disagreements with Holtz, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Holtz, would have caused them to make reference thereto in their reports on the financial statements of the Company; and there were no reportable events or disagreements with Holtz as described in Item 304(a)(1)(iv) of the Securities and Exchange Regulation S-B.

         The Company requested that Holtz furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4.01, and if not, stating the respects in which they do not agree. A copy of such letter, dated December 9, 2004 has been furnished by Holtz and is filed as Exhibit 16 to this Current Report on Form 8-K.

         (b) On December 7, 2004, the Company engaged Michael T. Studer CPA P.C. ("Studer") to serve as the Company's independent auditor. Neither the Company nor anyone acting on its behalf consulted with Studer regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Studer on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Holtz or a reportable event with respect to Holtz.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

EXHIBIT NO.           DESCRIPTION
-----------           ------------
16                    Letter, dated December 9, 2004, from Holtz Rubenstein
                      Reminick LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2004

                                             MEISENHEIMER CAPITAL, INC.


                                             By: /s/ Daniel T. Meisenheimer, III
                                                --------------------------------
                                                Daniel T. Meisenheimer, III
                                                President

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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           ------------
16                    Letter, dated December 9, 2004, from Holtz Rubenstein
                      Reminick LLP to the Securities and Exchange Commission.



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